UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2019

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	Nasdaq Global Market

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On October 31, 2019, Hovnanian Enterprises, Inc. (the “Company”) and K. Hovnanian Enterprises, Inc. (“K. Hovnanian”, the “Issuer” or the “Borrower”), a wholly-owned subsidiary of the Company, consummated the refinancing transactions in respect of K. Hovnanian’s senior secured revolving credit facility and certain of its secured notes as described below.

New Secured Revolving Credit Agreement

On October 31, 2019, K. Hovnanian, the Company, the other guarantors party thereto, Wilmington Trust, National Association, as administrative agent (the “Administrative Agent”), and affiliates of certain investment managers (the “Investors”), as lenders, entered into a credit agreement (the “Secured Credit Agreement”) providing for up to $125.0 million in aggregate amount of senior secured first lien revolving loans (the “Secured Loans”) to be used for general corporate purposes, upon the terms and subject to the conditions set forth therein. Secured Loans are to be borrowed by K. Hovnanian and guaranteed by the Company and substantially all of its subsidiaries (including the subsidiaries that had guaranteed K. Hovnanian’s 9.50% Notes, 2.000% Notes and 5.000% Notes (each as defined under Item 8.01 below and collectively, the “Former New Secured Group Guarantors”)), except for K. Hovnanian, its home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures and subsidiaries holding interests in joint ventures (collectively with Company, the “Guarantors”). Availability under the Secured Credit Agreement will terminate on December 28, 2022 and the Secured Loans will bear interest at a rate per annum equal to 7.75%.

The Secured Loans and the guarantees thereof will be secured by substantially all of the assets owned by K. Hovnanian and the Guarantors (including the assets owned by the Former New Secured Group Guarantors), subject to permitted liens and certain exceptions, on a first lien basis and senior in priority to the liens securing the New Secured Notes (as defined below) and K. Hovnanian’s 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and 10.500% Senior Secured Notes due 2024 (the “10.500% Notes” and collectively with the 10.000% Notes, the “Second Lien Notes”). In connection with the entry into the Secured Credit Agreement, the Borrower terminated its existing $125.0 million senior secured revolving credit facility in accordance with its terms.

The Secured Credit Agreement contains representations and warranties, with the accuracy of such representations and warranties being a condition to the funding of the Secured Loans on each date of funding, and covenants that limit, among other things, and in each case, subject to certain exceptions, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repay certain indebtedness prior to its respective stated maturity, repurchase common and preferred stock, make other restricted payments, including investments, sell certain assets (including in certain land banking transactions), incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of their assets and enter into certain transactions with affiliates. The Secured Credit Agreement also contains customary events of default which would permit the Administrative Agent thereunder to exercise remedies with respect to the collateral securing the Secured Loans and declare Secured Loans to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the Secured Loans, including any interest and fees due in connection therewith, or other material indebtedness, the failure to satisfy covenants, the material inaccuracy of representations or warranties made, the failure of the documents granting security for the Secured Loans to be in full force and effect, the failure of the liens on any material portion of the collateral securing the Secured Loans to be valid and perfected, cross acceleration to other material indebtedness, and specified events of bankruptcy and insolvency.

A copy of the Secured Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

New Secured Notes

On October 31, 2019, K. Hovnanian completed private placements of senior secured notes as follows: (i) K. Hovnanian issued an aggregate of $350,000,000 of 7.75% Senior Secured 1.125 Lien Notes due 2026 (the “1.125 Lien Notes”) in part pursuant to a Note Purchase Agreement, dated October 31, 2019, among the Issuer, the Guarantors and certain Investors as purchasers thereof (the “1.125 Lien Notes Purchase Agreement”) and in part pursuant to the Exchange Agreement (as defined below), with the proceeds from the sale of 1.125 Lien Notes under the 1.125 Lien Notes Purchase Agreement used to fund the cash payments to certain Exchanging Holders (as defined below) under the Exchange Agreement; and (ii) K. Hovnanian issued an aggregate of $282,322,000 of 10.5% Senior Secured 1.25 Lien Notes due 2026 (the “1.25 Lien Notes”), pursuant to a Note Purchase Agreement (the “1.25 Lien Notes Purchase Agreement”), dated October 31, 2019, among the Issuer, the Guarantors and certain Investors as purchasers thereof (the “1.25 Lien Notes Purchasers”), the proceeds of which were used to fund the Satisfaction and Discharge (as described in Item 8.01 below).

In addition, on October 31, 2019, the Issuer completed private exchanges of (i) $221,006,000 aggregate principal amount of its 10.000% Notes and $113,956,000 aggregate principal amount of its 10.500% Notes held by certain participating bondholders (the “Exchanging Holders”) for a portion of the $350,000,000 aggregate principal amount of 1.125 Lien Notes described above and/or cash, and (ii) $99,653,000 aggregate principal amount of its 10.500% Notes held by certain of the Exchanging Holders for $103,141,000 aggregate principal amount of 11.25% Senior Secured 1.5 Lien Notes due 2026 (the “1.5 Lien Notes” and, together with the 1.125 Lien Notes and the 1.25 Lien Notes, the “New Secured Notes”), pursuant to an Exchange Agreement, dated October 30, 2019 (the “Exchange Agreement”), among the Issuer, the Guarantors and the Exchanging Holders.

In connection with the issuances of the New Secured Notes, K. Hovnanian and the Guarantors entered into (i) an Indenture, dated as of October 31, 2019 (the “1.125 Lien Indenture”), with Wilmington Trust, National Association, as trustee (the “1.125 Lien Trustee”) and collateral agent (the “1.125 Lien Collateral Agent”), governing the 1.125 Lien Notes, (ii) an Indenture, dated as of October 31, 2019 (the “1.25 Lien Indenture”), with Wilmington Trust, National Association, as trustee (the “1.25 Lien Trustee”) and collateral agent (the “1.25 Lien Collateral Agent”), governing the 1.25 Lien Notes, and (iii) an Indenture, dated as of October 31, 2019 (the “1.5 Lien Indenture” and, together with the 1.125 Lien Indenture and the 1.25 Lien Indenture, the “Indentures” and each, an “Indenture”), with Wilmington Trust, National Association, as trustee (the “1.5 Lien Trustee”) and collateral agent (the “1.5 Lien Collateral Agent”), governing the 1.5 Lien Notes.

Each series of New Secured Notes is guaranteed by the Guarantors (including the Former New Secured Group Guarantors). Each series of New Secured Notes and the guarantees thereof will be secured by the same assets (including the assets owned by the Former New Secured Group Guarantors) that will secure the Secured Loans and the Second Lien Notes. In respect of K. Hovnanian’s other secured obligations, the liens securing the New Secured Notes are junior to the liens securing the Secured Loans, will be on a parity with any future secured obligations that are equal in priority with respect to the assets securing the applicable series of New Secured Notes and are senior to the liens securing the Second Lien Notes and any other future secured obligations that are junior in priority with respect to the assets securing the applicable series of New Secured Notes. Among the New Senior Secured Notes, the liens securing the 1.125 Lien Notes are senior to the liens securing the 1.25 Lien Notes and the 1.5 Lien Notes and any other future secured obligations that are junior in priority with respect to the assets securing the 1.125 Lien Notes, and the liens securing the 1.25 Lien Notes are senior to the liens securing the 1.5 Lien Notes and any other future secured obligations that are junior in priority with respect to the assets securing the 1.25 Lien Notes, in each case, with respect to the assets securing such New Secured Notes.

The 1.125 Lien Notes bear interest at 7.75% per annum, the 1.25 Lien Notes bear interest at 10.5% per annum and the 1.5 Lien Notes bear interest at 11.25% per annum. Interest on each series of New Secured Notes is payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2020, to holders of record at the close of business on February 1 or August 1, as the case may be, immediately preceding each such interest payment date. Each series of New Secured Notes matures on February 15, 2026.

Each Indenture contains restrictive covenants that limit, among other things, and in each case, subject to certain exceptions, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repay certain indebtedness prior to its respective stated maturity, repurchase common and preferred stock, make other restricted payments (including investments), sell certain assets (including in certain land banking transactions), incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of their assets and enter into certain transactions with affiliates. Each Indenture also contains customary events of default which would permit the holders of the New Secured Notes of the applicable series to declare such series of New Secured Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the New Secured Notes of such series or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the New Secured Notes of such series to be in full force and effect, the failure of the liens on any material portion of the collateral securing the New Secured Notes of such series to be valid and perfected and specified events of bankruptcy and insolvency (which specified events would result in immediate acceleration of the New Secured Notes of the applicable series without any further action by the holders).

Copies of the 1.125 Lien Indenture, the 1.25 Lien Indenture and the 1.5 Lien Indenture, including forms of the 1.125 Lien Notes, the 1.25 Lien Notes and the 1.5 Lien Notes, respectively, are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Collateral Documents and Intercreditor Arrangements

In connection with the execution of the Secured Credit Agreement, the Borrower and the Guarantors entered into various collateral documents, including security agreements and a pledge agreement, copies of which are attached as Exhibits 10.2 through 10.4 to this Current Report on Form 8-K and are incorporated by reference herein. In connection with the issuance of the New Secured Notes and execution of the Indentures, the Issuer and the Guarantors entered into various collateral documents, including security agreements and pledge agreements, copies of which are attached as Exhibits 10.5 through 10.13 to this Current Report on Form 8-K and are incorporated by reference herein.

In connection with the issuance of the New Secured Notes and execution of the Indentures and the Secured Credit Agreement, K. Hovnanian and the Guarantors entered into (i) a First Lien Collateral Agency Agreement, dated as of October 31, 2019 (the “First Lien Collateral Agency Agreement”), with Wilmington Trust, National Association, pursuant to which Wilmington Trust, National Association was appointed as the joint first lien collateral agent for perfection purposes (the “Joint First Lien Collateral Agent”) for the Administrative Agent and the lenders under the Secured Credit Agreement, the 1.125 Lien Collateral Agent, the 1.25 Lien Collateral Agent, the 1.5 Lien Collateral Agent and the holders of each series of New Secured Notes, (ii) a First Lien Intercreditor Agreement, dated as of October 31, 2019 (the “First Lien Intercreditor Agreement”), which governs the relative rights among the parties holding K. Hovnanian’s senior secured first priority secured debt (the “First Lien Debt”), including the New Secured Notes and the Secured Loans, and (iii) the Second Amended and Restated Intercreditor Agreement, dated as of October 31, 2019 (the “Junior Lien Intercreditor Agreement”), which governs the relative rights among the parties holding K. Hovnanian’s First Lien Debt on the one hand and the parties holding K. Hovnanian’s senior secured debt which has a relative priority junior to that of the First Lien Debt, including the Second Lien Notes, on the other hand.

Copies of the First Lien Collateral Agency Agreement, the First Lien Intercreditor Agreement and the Junior Lien Intercreditor Agreement are attached as Exhibits 10.14, 10.15 and 10.16, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Amendments of Existing Debt Documents

The Company and the Issuer/Borrower obtained the consent of certain lenders/holders under its debt instruments to amend such debt instruments in connection with the issuance of the New Secured Notes and the execution of the Indentures and the Secured Credit Agreement. The Company, the Issuer/Borrower and the Guarantors also amended such debt instruments to add the Former New Secured Group Guarantors as Guarantors thereunder and, in the case of the Second Lien Notes, to add the Former New Secured Group Guarantors as pledgors and grantors of their assets (subject to permitted liens and certain exceptions) to secure such Second Lien Notes.

The documents effecting such amendments include (i) the Third Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as October 31, 2019 (the “Mortgage Tax Collateral Agency Agreement”), among the Company, K. Hovnanian and Wilmington Trust, National Association, in its capacities as the Mortgage Tax Collateral Agent, the Notes Collateral Agent and the Junior Joint Collateral Agent (in each case, as defined therein), (ii) the Second Amendment, dated as of October 31, 2019 (the “Term Loan Amendment”), to the Credit Agreement, dated as of January 29, 2018, among the Company, K. Hovnanian, the Guarantors party thereto, Wilmington Trust, National Association, as administrative agent and the lenders party thereto, (iii) the Ninth Supplemental Indenture, dated as of October 30, 2019 (the “Ninth Supplemental Indenture”), to the Indenture, dated as of July 27, 2017, among the Company, K. Hovnanian, the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent, governing the 10.000% Notes and 10.500% Notes, (iv) the Sixth Supplemental Indenture, dated as of October 31, 2019 (the “Sixth Supplemental Indenture”), to the Indenture, dated as of February 1, 2018, among the Company, K. Hovnanian, the Guarantors named therein and Wilmington Trust, National Association, as trustee, governing the 13.5% Senior Notes due 2026 and 5.0% Senior Notes due 2040 and (v) the Nineteenth Supplemental Indenture, dated as of October 31, 2019 (the “Nineteenth Supplemental Indenture”), to the Indenture, dated as of November 5, 2014, among the Company, K. Hovnanian, the Guarantors party thereto and Wilmington Trust, National Association, as trustee, governing the 8.000% Senior Notes due 2019.

Copies of the Mortgage Tax Collateral Agency Agreement, the Term Loan Amendment, the Ninth Supplemental Indenture, the Sixth Supplemental Indenture and the Nineteenth Supplemental Indenture are attached as Exhibits 10.17, 10.18, 4.4, 4.5 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02.   Unregistered Sales of Equity Securities.

On October 31, 2019, in connection with the issuance of the 1.25 Lien Notes, the Company issued and sold an aggregate of 178,427 shares of its Class A Common Stock, par value $0.01 per share (and associated Preferred Stock Purchase Rights), to the 1.25 Lien Notes Purchasers for an aggregate purchase price of $1,784.27. The issuance was exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 7.01.   Regulation FD Disclosure.

On October 31, 2019, the Company issued a press release announcing the closing of the refinancing transactions described herein, and also made available presentation slides with respect to the refinancing transactions. Copies of the press release and presentation slides are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.   Other Events.

On October 31, 2019, the Issuer issued notices of redemption for all of its outstanding 9.50% Senior Secured Notes due 2020 (the “9.50% Notes”), 2.000% Senior Secured Notes due 2021 (the “2.000% Notes”) and 5.000% Senior Secured Notes due 2021 (the “5.000% Notes”) and deposited with Wilmington Trust, National Association, as trustee under the indenture (the “9.50% Notes Indenture”) governing the 9.50% Notes and as trustee under the indenture (the “5.000%/2.000% Notes Indenture”) governing the 5.000% Notes and the 2.000% Notes sufficient funds to satisfy and discharge (collectively, the “Satisfaction and Discharge”) (i) the 9.50% Indenture and to fund the redemption of all outstanding 9.50% Notes and to pay accrued and unpaid interest on the redeemed notes to, but not including, the November 10, 2019 redemption date and (ii) the 5.000%/2.000% Indenture and to fund the redemption of all outstanding 5.000% Notes and 2.000% Notes and to pay accrued and unpaid interest on the redeemed notes to, but not including, the November 30, 2019 redemption date. Proceeds from the issuance of the 1.25 Lien Notes together with cash on hand were used to fund the Satisfaction and Discharge. Upon the Satisfaction and Discharge of the 9.50% Notes Indenture, all of the collateral securing the 9.50% Notes was released and the restrictive covenants and events of default contained therein ceased to have effect and upon the Satisfaction and Discharge of the 5.000%/2.000% Notes Indenture, all of the collateral securing the 5.000% Notes and the 2.000% Notes was released and the restrictive covenants and events of default contained therein ceased to have effect as to both such series of Notes.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits.

4.1

Indenture, dated as of October 31, 2019, relating to the 7.75% Senior Secured 1.125 Lien Notes due 2026, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of the 7.75% Senior Secured 1.125 Lien Notes due 2026.

4.2

Indenture, dated as of October 31, 2019, relating to the 10.5% Senior Secured 1.25 Lien Notes due 2026, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of the 10.5% Senior Secured 1.25 Lien Notes due 2026.

4.3

Indenture, dated as of October 31, 2019, relating to the 11.25% Senior Secured 1.5 Lien Notes due 2026, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of the 11.25% Senior Secured 1.5 Lien Notes due 2026.

4.4

Ninth Supplemental Indenture, dated as of October 30, 2019, to the Indenture, dated as of July 27, 2017, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent, governing the 10.000% Senior Secured Notes due 2022 and 10.500% Senior Secured Notes due 2024.

4.5

Sixth Supplemental Indenture, dated as of October 31, 2019, to the Indenture, dated as of February 1, 2018, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee, governing the 13.5% Senior Notes due 2026 and 5.0% Senior Notes due 2040.

4.6

Eighteenth Supplemental Indenture, dated as of October 17, 2019, to the Indenture, dated as of November 5, 2014, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee, governing the 8.000% Senior Notes due 2019.

4.7

Nineteenth Supplemental Indenture, dated as of October 31, 2019, to the Indenture, dated as of November 5, 2014, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee, governing the 8.000% Senior Notes due 2019.

10.1

Credit Agreement, dated as of October 31, 2019, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein, Wilmington Trust, National Association, as Administrative Agent, and the lenders party thereto.

10.2

Security Agreement, dated as of October 31, 2019, in respect of the Secured Loans, made by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein in favor of Wilmington Trust, National Association, as Administrative Agent and Joint First Lien Collateral Agent.

10.3

Pledge Agreement, dated as of October 31, 2019, in respect of the Secured Loans, given by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein to Wilmington Trust, National Association, as Administrative Agent and Joint First Lien Collateral Agent.

10.4	Trademark Security Agreement, dated as of October 31, 2019, made by K. HOV IP II, Inc. in favor of Wilmington Trust, National Association, as Administrative Agent.

10.5

1.125 Lien Security Agreement, dated as of October 31, 2019, relating to the 7.75% Senior Secured 1.125 Lien Notes due 2026, made by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein in favor of Wilmington Trust, National Association, as 1.125 Lien Collateral Agent and Joint First Lien Collateral Agent.

10.6

1.125 Lien Pledge Agreement, dated as of October 31, 2019, relating to the 7.75% Senior Secured 1.125 Lien Notes due 2026, given by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein to Wilmington Trust, National Association, as 1.125 Lien Collateral Agent and Joint First Lien Collateral Agent.

10.7	1.125 Lien Trademark Security Agreement, dated as of October 31, 2019, made by K. HOV IP II, Inc. in favor of Wilmington Trust, National Association, as 1.125 Lien Collateral Agent.

10.8

1.25 Lien Security Agreement, dated as of October 31, 2019, relating to the 10.5% Senior Secured 1.25 Lien Notes due 2026, made by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein in favor of Wilmington Trust, National Association, as 1.25 Lien Collateral Agent and Joint First Lien Collateral Agent.

10.9

1.25 Lien Pledge Agreement, dated as of October 31, 2019, relating to the 10.5% Senior Secured 1.25 Lien Notes due 2026, given by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein to Wilmington Trust, National Association, as the 1.25 Lien Collateral Agent and the Joint First Lien Collateral Agent.

10.10	1.25 Lien Trademark Security Agreement, dated as of October 31, 2019, by K. HOV IP II, Inc. in favor of Wilmington Trust, National Association, as 1.25 Lien Collateral Agent.

10.11

1.5 Lien Security Agreement, dated as of October 31, 2019, relating to the 11.25% Senior Secured 1.5 Lien Notes due 2026, made by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein in favor of Wilmington Trust, National Association, as the 1.5 Lien Collateral Agent and the Joint First Lien Collateral Agent.

10.12

1.5 Lien Pledge Agreement, dated as of October 31, 2019, relating to the 11.25% Senior Secured 1.5 Lien Notes due 2026, given by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein to Wilmington Trust, National Association, as the 1.5 Lien Collateral Agent and the Joint First Lien Collateral Agent.

10.13	1.5 Lien Trademark Security Agreement, dated as of October 31, 2019, made by K. HOV IP II, Inc. in favor of Wilmington Trust, National Association, as 1.5 Lien Collateral Agent.

10.14

First Lien Collateral Agency Agreement, dated as of October 31, 2019, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Administrative Agent, 1.125 Lien Collateral Agent, 1.25 Lien Collateral Agent, 1.5 Lien Collateral Agent and Joint First Lien Collateral Agent.

10.15

First Lien Intercreditor Agreement, dated as of October 31, 2019, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Administrative Agent, 1.125 Lien Trustee, 1.125 Lien Collateral Agent, 1.25 Lien Trustee, 1.25 Lien Collateral Agent, 1.5 Lien Trustee, 1.5 Lien Collateral Agent and Joint First Lien Collateral Agent.

10.16

Second Amended and Restated Intercreditor Agreement, dated as of October 31, 2019, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Administrative Agent, 1.125 Lien Trustee, 1.125 Lien Collateral Agent, 1.25 Lien Trustee, 1.25 Lien Collateral Agent, 1.5 Lien Trustee, 1.5 Lien Collateral Agent, Joint First Lien Collateral Agent, Mortgage Tax Collateral Agent, 10.000% Junior Trustee, 10.000% Junior Collateral Agent, 10.500% Junior Trustee, 10.500% Junior Collateral Agent and Junior Joint Collateral Agent.

10.17

Third Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of October 31, 2019, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent, Notes Collateral Agent and Junior Joint Collateral Agent.

10.18

Second Amendment, dated as of October 31, 2019, to the Credit Agreement, dated as of January 29, 2018, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto.

99.1	Press Release, dated October 31, 2019.

99.2	Presentation Slides – Refinancing Transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

Date: October 31, 2019